UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2014

Date of Report (date of earliest event reported)

AMBARELLA, INC.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-35667	98-0459628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3101 Jay Street

Santa Clara, CA 95054

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 734-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2014, Ambarella, Inc. held its 2014 Annual Meeting of Shareholders. Of the 29,200,755 ordinary shares outstanding as of April 15, 2014, the record date for the meeting, 20,503,852 ordinary shares were represented at the meeting in person or by proxy, constituting 70.22% of the outstanding ordinary shares entitled to vote. The matters voted upon at the meeting and the voting results with respect to each such matter are set forth below:

(i) Election of three Class II directors for a term of three years expiring in 2017:

Name	For	Withheld
Leslie D. Kohn	7,358,779	366,590
D. Jeffrey Richardson	7,552,600	172,769
Lip-Bu Tan	6,665,726	1,059,643

There were 12,778,483 broker non-votes with respect to the election of each of the directors listed above.

(ii) Ratification of appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending January 31, 2015:

For: 20,200,650	Against: 147,367	Abstentions: 155,835

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2014	Ambarella, Inc.

/s/ George Laplante
George Laplante
Chief Financial Officer